Exhibit 10.7

LIMITED LIABILITY COMPANY AGREEMENT

This Limited Liability Company Agreement (this “Agreement”) of Collab-Gemini Real Estate Management LLC, a Nevada limited liability company (the “Company”), dated as of the is made and entered into by and among _____(the “Local Member”), having an address at _____, COLLAB Z INC., a Nevada corporation (the “Collab Member”), having an address at 29 Orinda Way, Unit 2060, Orinda, CA 94563 and the Company. The Local Member and the Collab Member are hereinafter collectively referred to as the “Members” and each individually as a “Member”.

RECITALS

WHEREAS, the parties hereto desire to form a Nevada limited liability company for the purposes and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

THE COMPANY

Section I.01 Formation of the Company. The Members hereby form a limited liability company pursuant to the provisions of the Nevada Revised Statutes Chapter 86 et seq., the same may be amended from time to time (the “Act”). The rights, powers, duties, obligations, and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations, and liabilities of any Member are different by reason of any provision of this Agreement than they would be under the Act in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

Section I.02 Name of the Company. The name of the Company is Collab-Gemini Real Estate Management LLC, and the business of the Company shall be conducted under that name or such other name as a Unanimous Vote of the Members (as such term is hereinafter defined in Section 5.07(c)) may from time to time deem appropriate.

Section I.03 Purpose of the Company. The Company shall engage solely in the business of, directly or indirectly, through one or more entities: (a) financing, refinancing, rehabilitating, operating, leasing, managing, holding for investment, exchanging, selling, and disposing of real estate properties, including the property located at 26A, 27A, 1B, 4511 Folker St, Anchorage, AK,99507 (the “Initial Project” and, together with any future real estate properties, the “Projects”, and each a “Project”); (b) acquiring, owning, holding for investment, and disposing of ownership interests in entities that directly or indirectly own the Projects; and (c) such other activities as are related to or incidental to the foregoing. The Company may not conduct any other business without the consent of the Members required by the terms of this Agreement. The authority granted to a Member to bind the Company (as provided in Article V) shall be limited to actions necessary, convenient, or related to this business.

Section I.04 Principal Place of Business; Registered Office and Agent. The principal place of business of the Company shall be at [TBD]. The Company may locate its principal place of business at any other place or places, within or without the State of Nevada as shall be designated, from time to time, by the Members. For purposes of the Act, the registered office and statutory agent for service of process for the Company in the State of Nevada shall be: VCorp Services, LLC, 701 S. Carson Street, Suite 200, Carson City, NV 89701. The Members may change the registered office or agent for service of process for the Company from time to time as permitted under the Act.

Section I.05 Articles of Organization. Articles of Organization (the “Articles”) have been filed in the office of the Secretary of State of the State of Nevada. The Members shall cause to be filed certificates of amendment to the Articles whenever required by the Act or this Agreement, together with any other documents required for qualification of the Company to do business where required.

Section I.06 Investment Purposes. Each Member represents that such Member is acquiring its Interest (as such term hereinafter defined in Section 2.05) in the Company for such Member’s own account as an investment and without an intent to distribute such Interest. The parties acknowledge that Interests (as such term is hereinafter defined in Section 2.05 below) in the Company, to the extent considered to be securities, have not been registered under the Securities Act of 1933 or any state securities laws, and may not be disposed of by any Member without appropriate registration or the availability of an exemption from such requirement.

Section I.07 Term of Company. The term of the Company shall commence on the date of the filing of the Articles with the Secretary of State of Nevada and shall continue until the Company is dissolved in accordance with this Agreement or by law.

Section I.08 Conformity with LLC Law. This Agreement is the Operating Agreement concerning the Company provided for in the Act and the Company’s Articles. This Agreement is to be interpreted to conform with the Act, but where inconsistent with or different than the provisions of the Act, this Agreement shall control except to the extent prohibited or ineffective under the Act. To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended in order to make this Agreement effective under the Act. In the event that the Act is subsequently amended or interpreted in such a way as to make valid any provision of this Agreement that was formerly invalid, then such provision shall be considered to be valid from the effective date of such interpretation or amendment.

ARTICLE II

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

Section II.01 Initial Capital Contributions. The respective initial capital contributions (the “Initial Capital Contributions”) and initial percentage interests of the Members in the Company (the “Percentage Interests”) shall be as set forth on Exhibit A attached hereto. On or before 30 days from the execution of this agreement, each Member shall make their respective Initial Capital Contributions, the Collab Member’s Initial Capital Contribution to be paid by the Local Member on behalf of the Collab Member out of the proceeds of the Initial Equity Sale (as defined below) and shall be deemed to have been made by the Collab Member. Capital Contributions shall be credited to the contributing Member’s Capital Account (as such term is defined in Section 2.06) at the time of such contribution to the Company. The Members shall update Exhibit A upon the issuance or Transfer of any Interests (as defined in Section 2.05 below) to any new or existing Member in accordance with this Agreement. For purposes of this Agreement, “Capital Contributions” shall collectively mean all Initial Capital Contributions and any Additional Capital Contributions (as defined in Section 2.02). “Initial Equity Sale” means the sale of equity securities of the Collab Member to the Local Member consummated pursuant to the Subscription Agreement attached hereto as Exhibit B. “Initial Shares” means the number of shares purchased pursuant to the Initial Equity Sale.

Section II.02 Additional Capital Contributions. The Members are not intended to have personal liability for the obligations of the Company above their actual Capital Contributions. in the event that at any time prior to the Collab IPO (as defined below) the Company require capital contributions in excess of the Initial Capital Contributions (the “Additional Capital Contributions”, and, together with the Initial Capital Contributions, the “Capital Contributions”), the Members, by Unanimous Vote (as such term is hereinafter defined in Section 5.07(c)), may decide that additional capital is required to operate the Company and/or any of the Projects. In such event, a contribution request (a “Contribution Request”) shall be sent to all the Members, in writing, stating the amount of capital sought (the “Requested Amount”) and the proposed terms of any Equity Sale by the Collab Member to the Local Member, the proceeds of which shall be used to fund such Additional Capital Contributions (each such sale, a “Subsequent Equity Sale” and, collectively, the “Subsequent Equity Sales”). In the event that the Members have approved any such Additional Capital Contributions, the Members shall contribute the amounts called for within ten (10) business days after the closing of the Subsequent Equity Sale relating to such Additional Capital Contributions, and such Contribution Request shall specify each Member’s proportionate share of the Requested Amount, and the purpose therefor. The then-present Members shall make such contributions pro rata to their then-Percentage Interests. The Collab Member’s Additional Capital Contribution shall be paid by the Local Member on behalf of the Collab Member out of the proceeds of such Subsequent Equity Sale and shall be deemed to have been made by the Collab Member. If any Member does not contribute such Member’s full pro rata share, then the terms of Section 2.03 shall govern.

Section II.03 Failure to Make Contributions.

(a) If any Member fails to make any Additional Capital Contribution pursuant to Section 2.02, as and when due, then such Member shall be referred to as a “Non- Contributing Member” and each of the contributing Members shall be referred to herein as a “Contributing Member.”

(b) If any Member fails to make any Additional Capital Contribution pursuant to Section 2.02, as and when due, then each of the Contributing Members shall have the right, but not the obligation, upon ten (10) days’ prior written notice to the Non- Contributing Member to make a Capital Contribution to the Company in the amount of the Additional Capital Contribution which the Non-Contributing Member failed to contribute, together with the amount of the Additional Capital Contribution which the Contributing Member was to contribute pursuant to Section 2.02 (collectively, a “Shortfall Contribution”).

(c) Upon making such Shortfall Contribution, the Percentage Interest of each Contributing Member shall automatically, and without further act on the part of any party, be increased (and the Percentage Interest of the Non-Contributing Member shall automatically, and without further act on the part of any party, be correspondingly decreased), to be the percentage equal to a fraction: (i) the numerator of which is the sum of: (A) three (3) times the amount of such Shortfall Contribution; and (B) the amount of the actual Capital Contributions of the Contributing Member (not counting the amount in clause (A) immediately preceding); and (ii) the denominator of which is the sum of the total Capital Contributions contributed by all the Members to the Company.

(d) Without limiting the generality of the foregoing, the sole remedies available to the Contributing Members and the Company in the event one or more Members fails to make an Additional Capital Contribution pursuant to Section 2.02 shall be the ability of such Contributing Members to make a Shortfall Contribution to the Company in accordance with Section 2.03(b).

Section II.04 Effect of Failure to Meet Collab IPO Deadline. In the event that Collab Fails to consummate an initial public offering of its securities (the “Collab IPO”) on or prior to December 31, 2026 (the “Collab IPO Deadline”); provided, that such deadline shall be extended upon the occurrence of a Force Majeure Event (as defined below) for the duration of such Force Majeure Event:

(a) The Local Member shall have the option to:

(i) Surrender all securities of the Collab Member purchased pursuant to an Equity Sale; and

(ii) Receive in exchange for such surrendered securities the Collab Member’s Interests.

(iii) The Collab Member shall pay the Local Member an amount equal to the total Capital Contributions made by the Local Member as of the option exercise date minus the total distributions received by the Local Member as of the option exercise date, such amount to be based on the books and records of the Company maintained pursuant hereto, which amount shall be conclusive and binding, absent manifest errors.

(b) The Collab Member shall have the option to:

(i) Surrender all Collab Member’s Interests; and

(ii) Receive in exchange for such surrendered interests the securities of the Collab Member purchased pursuant to an Equity Sale.

(iii) The Collab Member shall pay the Local Member an amount equal to the total Capital Contributions made by the Local Member as of the option exercise date minus the total distributions received by the Local Member as of the option exercise date, such amount to be based on the books and records of the Company maintained pursuant hereto, which amount shall be conclusive and binding, absent manifest error.

(c) In the event that both the Local Member and Collab Member elect to exercise their respective options under Section 2.04 concurrently, the Collab Member’s right to exercise shall take precedence.

“Force Majeure Event” means an event beyond the reasonable control of the Company (including, without limitation, any act or provision of any present or future law or regulation, any act of God, pandemic, epidemic, war, civil or military disorder, riot, terrorism, fire, earthquake, storm, flood, strike, work shortage or similar occurrence that adversely affect the Company, its business or financial condition.

Section II.05 Withdrawal and Return of Capital to Members. Except as otherwise provided in this Agreement: (a) no Member may withdraw any portion of the capital of the Company; (b) no Member shall be entitled to the return of its Capital Contribution; (c) under circumstances requiring a return of any Capital Contributions, no Member shall have the right to receive property other than cash; and (d) no interest shall be paid on any Capital Contribution to the Company.

Section II.06 Title to Company Property. All Company assets shall be owned by the Company as an entity and, insofar as permitted by applicable law, no Member shall have any ownership interest in the Company assets in its individual name or right, and each Member’s ownership interest in the Company (“Interest”) shall be personal property for all purposes.

Section II.07 Maintenance of Capital Accounts. The Company shall establish and maintain for each Member a separate capital account (a “Capital Account”) reflecting the Capital Contributions made by such Member, the profits and losses allocated to such Member, and the distributions made to such Member.

Section II.08 No Obligation to Restore Negative Balances in Capital Accounts. No Member shall have an obligation, at any time during the term of the Company or upon its liquidation, to pay to the Company or any other Member or third party an amount equal to the negative balance in such Member’s Capital Account.

Section II.09 Liability of Members. Except as otherwise expressly provided in the Act, the debts, obligations, and liabilities of the Company, whether arising in contract, tort, or otherwise, shall be solely the debts, obligations, and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation, or liability solely by reason of being a Member. Except as otherwise expressly provided in the Act, the liability of each Member shall be limited to the amount of Capital Contributions required to be made by such Member in accordance with the provisions of this Agreement, but only when and to the extent the same shall become due pursuant to the provisions of this Agreement. The provisions of this Section shall not be deemed to modify, waive, or limit the personal obligations and liabilities (if any) of the Members to each other as specifically provided in this Agreement (including, without limitation, in Sections 2.01 and 2.02).

ARTICLE III

ALLOCATIONS

Section III.01 Allocation of Net Income and Net Loss. For each fiscal year (or portion thereof), all items of income, profits, losses, credits, and deductions of the Company shall be allocated among the Members in proportion to their Percentage Interests.

Section III.02 Allocations to Assigned Interests. In the event of a transfer of Interests during any fiscal year made in compliance with the provisions of Article VII, items of income, gain, loss, and deduction of the Company attributable to such Interests for such fiscal year shall be determined using the interim closing of the books method.

ARTICLE IV

DISTRIBUTIONS

Section IV.01 Distributions.

(a) All available cash of the Company, after allowance for all reasonable costs and expenses incurred by the Company and for such reasonable reserves as the Members shall determine, shall be distributed, on a quarterly basis, in the following order of priority:

(i) First, to pay interest and then principal on account of all outstanding loans (if any) made to the Company by the Members (it being understood and agreed that: (A) all such loans shall be repaid in the reverse order of priority in which they were made (such that loans made later in time will have a higher repayment priority than those made earlier in time); and (B) all such loans having the same repayment priority shall be repaid to the applicable Contributing Members on a pro rata basis);

(ii) Second, to the Members, in the same proportion to each Member as such Member’s unreturned Capital Contributions bear to the aggregate total unreturned Capital Contributions for all Members, until the amount of each Member’s unreturned Capital Contributions has been reduced to zero as of the date immediately prior to the making of such distribution; and

(iii) Third, to the Members, pro rata, in accordance with their respective Percentage Interests.

(b) All amounts withheld or required to be withheld pursuant to the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law) (the “Code”) or any provision of any state, local, or foreign tax law with respect to any payment, distribution, or allocation to the Company or any Member and treated by the Code (whether or not withheld pursuant to the Code) or any such tax law as amounts payable by or in respect of any Member or any person owning an interest, directly or indirectly, in such Member shall be treated as amounts distributed to the Member with respect to which such amount was withheld pursuant to this Section 4.01(b) and Section 8.03 for all purposes under this Agreement. The Company is authorized to withhold from distributions, or with respect to allocations, to the Members and to pay over to any federal, state, local, or foreign government any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, local, or foreign law and shall allocate any such amounts to the Member with respect to which such amount was withheld.

Section IV.02 Tax Distributions. To the extent that distributions pursuant to Section 4.01(a) for the current tax year have been insufficient, and provided that the Company has adequate cash available in excess of reasonable reserves as determined by a Unanimous Vote, the Company shall, before April 15, June 15, September 15, and January 15 of each year (or such other dates by which installment tax contributions may be due), make a distribution in cash in the amount necessary to allow the Members to pay the estimated or actual taxes due on each such date attributable to the income of the Company to be allocated to the Members.

ARTICLE V

MANAGEMENT

Section V.01 Control and Management. Management of the Company shall be vested in the Members in accordance with this Article V. Notwithstanding such authority, each Member may manage the affairs of the Company in conjunction with such Member’s other business interests and activities, which may be competitive with or in direct competition with the business of the Company, and shall not be obligated to devote all or any particular part of such Member’s time and effort to the Company and its affairs.

Section V.02 Approval of Actions. Subject to Section 5.05 below, the approval of the Members, by Unanimous Vote, unless otherwise required by the Act, the Articles, or this Agreement shall be required for all executive level decisions. The Members may delegate general managerial functions and issues regarding day-to-day operations to individual Members or other designees (which Members or designees may be given such title(s) as the Members may determine). Once an action has been approved, any Member may execute agreements or otherwise bind the Company on such Member’s signature alone and may do all things necessary or convenient to carry out the action so approved.

Section V.03 Banking. The Company shall maintain such bank and other financial accounts as the Members by Unanimous Vote may determine. The Members and such persons as the Members shall appoint shall be authorized to sign checks on behalf of the Company in such manner as determined by the Members by Unanimous Vote.

Section V.04 Standard of Care. In managing the Company, a Member shall perform the management duties in accordance with such Member’s good faith business judgment of the best interests of the Company. The standard of care to be used shall be no greater than that required by the Act of a standard of care required by the Act, or any successor provision of law establishing a required standard of care. Unless a Member has knowledge or information concerning the matter in question that makes reliance unwarranted, a Member is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

(a) One or more Members, agents, or employees of the Company;

(b) Legal counsel, public accountants, or other persons as to matters the Member believes, in good faith, are within the person’s professional or expert competence; or

(c) A committee of the Members of which the Member is not a member, if the materials presented are within such committee’s designated authority and the Member believes, in good faith, that the committee merits confidence.

Section V.05 Actions Requiring Unanimous Vote. Notwithstanding any provision of this Agreement to the contrary, the taking of any of the following actions shall require a Unanimous Vote of Members (as such term in defined in Section 5.07(c)):

(a) The sale or exchange of all or substantially all of the assets of the Company (including any of the Projects or any portion thereof);

(b) The making of Additional Capital Contributions;

(c) The acquisition, by purchase, exchange, lease, or otherwise, of any real or personal property by the Company (other than acquisition of the Initial Project);

(d) The admission of new Members, including, without limitation, upon withdrawal of a Member;

(e) The borrowing of any money by the Company in excess of $10,000 or the granting of any lien, claim, encumbrance, or security interest by the Company with respect to any asset of the Company, as security for the debts and obligations of the Company or otherwise or the modification, extension, renewal, or prepayment in whole or in part of any borrowing;

(f) The modification or amendment of any provision of this Agreement;

(g) Any change in nature of the business of the Company or the entrance by the Company into any business other than the business described in Section 1.03;

(h) The entering into or amendment, modification, or termination of any contracts, agreements, or arrangements with any affiliates of a Member;

(i) The merger, consolidation, dissolution, winding-up of the Company, or the filing by the Company of a voluntary petition for reorganization or liquidation under any federal or state law for the relief of debtors;

(j) The consent or acquiescence to the filing of any involuntary petition for liquidation or reorganization under any federal or state law for the relief of debtors; and

(k) The approval of annual business plans and budgets of the Company;

(l) The expenditures not included within the approved budget.

Section V.06 Compensation of Members and Member Affiliates. Except as provided in this Agreement or any other written agreement approved by the Members, no Member or affiliate thereof shall be entitled to any fees or compensation from the Company.

Section V.07 Meetings and Voting.

(a) Regular meetings of Members shall be held at least annually and special meetings may be held at any time and from time to time as may be necessary or appropriate. Special meetings shall be held at the request of any Member.

(b) Meetings of Members shall be held on at least fifteen (15) days’ written notice given by any Member. Any notice shall set forth the time and place of the meeting and shall state the name of the Member(s) authorizing the calling of the meeting. The notice need not state the purpose of the meeting. Notice may be waived, in writing, before, at, or after any meeting. Attendance at any meeting without protesting the lack of notice thereof, prior to the end of such meeting, shall be deemed a waiver of notice. Notice shall be given pursuant to Section 10.01 of this Agreement.

(c) Each Member entitled to vote on a matter shall be entitled to a vote pro rata to such Member’s Interest in the Company. Each Member shall be entitled to vote on any matter submitted to a vote of Members except as restricted by the Act or restricted by the Articles or this Agreement in accordance with the Act. A Member shall not be entitled to vote on any matter concerning a transfer of such Member’s Interest or the reconstitution of the Company where such Member’s action has caused the dissolution of the Company. As used in this Agreement, an action requiring a “Majority Vote” or a “Majority Vote of Members” refers to an action that must receive the affirmative vote of Interests representing at least a majority of the Interests held by Members entitled to vote. As used in this Agreement, an action requiring a “Unanimous Vote” or a “Unanimous Vote of Members” refers to an action that must receive the affirmative vote of all of the Interests held by Members entitled to vote. Except as otherwise required by the Act, any matter to be voted on by Members that is not specified as requiring either a Majority Vote or a Unanimous Vote shall require a Majority Vote.

(d) Any action otherwise requiring a vote of Members may, instead, be approved by written consent without a meeting or at a meeting, but without a vote, if such written consent shall be signed by Members who hold Interests entitled to vote on such action having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the Members entitled to vote therein were present and voted. Any such written consent shall be delivered to the office of the Company or any Member having custody of the Company’s records by hand or by certified mail, return receipt requested. Prompt notice of the taking of an action by less than unanimous written consent shall be given to those Members who have not consented in writing but who would have been entitled to vote thereon had such action been taken at a meeting.

(e) Any Member may participate in any vote of Members or written consent of Members in person or by proxy.

Section V.08 Non-Competition; Conflicts of Interest.

(a) The Local Member shall be prohibited from entering into transactions that are considered to be competitive with, or pursue business opportunities that may be beneficial to, the Company unless (i) such Member obtains the prior written consent of the other Member; or (ii) such transaction or business opportunity is in the following geographic areas: [Taxes, Alaska, New Jersey] (the “Territory”). It is expressly understood that the Members may enter into transactions that are similar to the transactions into which the Company may enter outside the Territory.

(b) A Member may lend money to and transact other business with the Company. The rights and obligations of a Member who lends money to or transacts business with the Company are the same as those of a person who is not a Member, subject to other applicable law. No contract or other transaction with the Company shall be either void or voidable solely because a Member has a direct or indirect interest in the transaction if either: (i) the transaction is fair and reasonable to the Company at the time approved; or (ii) the disinterested Members (by Majority Vote), knowing the material facts of the transaction and the Member’s interest, authorize, approve, or ratify the transaction.

Section V.09 Investment Purposes. Each Member represents that it is acquiring such Member’s Interest in the Company for such Member’s own account as an investment and without an intent to distribute such interest. The parties acknowledge that Interests in the Company, to the extent considered to be securities, have not been registered under the Securities Act of 1933 or any state securities laws, and may not be disposed of by any Member without appropriate registration or the availability of an exemption from such requirement.

Section V.10 Indemnification of Members. To the extent of the Company’s assets, the Company agrees to indemnify the Members and their officers, directors, partners, shareholders, members, advisors, agents, and affiliates (each, an “Indemnified Party,” and collectively, the “Indemnified Parties”) to the fullest extent permitted by the Act and to defend, protect, save, and hold them harmless from and in respect of all fees, costs, losses, damages, and expenses (including reasonable attorneys’ fees) incurred in connection with or resulting from any claim, action, or demand arising out of or in any way relating to the Company or any of its assets or properties, including amounts paid in settlement or compromise (if recommended by the Company’s counsel) of any such claim, action, or demand and all fees, costs, and expenses (including reasonable attorneys’ fees) in connection therewith. Notwithstanding the foregoing, indemnification shall not be available or paid to any Indemnified Party with respect to any matter as to which such Indemnified Party shall have committed an act or omission (where such Indemnified Party had a contracted duty to act) involving willful misconduct, fraud, or gross negligence. The indemnification provided pursuant to this Section 5.10 shall be in addition to any other rights to which an Indemnified Party may be entitled under any agreement or vote of the Members, as a matter of law or equity, or otherwise, and shall continue as to an Indemnified Party who is a Member but who has ceased to serve in that capacity, and shall inure to the benefit of the heirs, successors, assigns, and administrators of the Indemnified Parties.

Section V.11 Respective Members’ Responsibilities. The Members’ respective responsibilities are as follows:

(a)	The Local Member shall:

(i) At the time of the formation of the Company, retain the Company to provide property management services for the group of properties identified in EXHIBIT E. The specific terms and conditions governing such services shall be set forth in the Property Management Agreement, substantially in the form attached hereto as EXHIBIT D, to be executed between the respective property owners and the Company.

(ii) Identify business opportunities in the Territory and present them to the Collab Member;

(iii) Represent and engage personnel to be members of a local property management team for each Property and manage such team in its implementation of the Collab community property management system (“CPMS”) in accordance with the property management template attached hereto as Exhibit D;

(iv) Be responsible for the Company’s compliance with all applicable laws and regulations, including, without limitation, obtaining licenses, registering with local and state governmental authorities and filing all reported tax returns; and

(v) From the date of consummation of the Collab IPO until the six (6)- month anniversary thereof or such longer period as required by the underwrites in connection with the Collab IPO, agree to lock up all shares received in all Equity Issuances consummated prior to the date of the consummation of the Collab IPO pursuant to a lock up agreement in form and substance satisfactory to Collab Z (the “Lock-Up Restrictions”).

(b)	The Collab Member shall:

(i) Use commercially reasonable efforts to consummate the Collab IPO by the Collab IPO Deadline;

(ii) Be responsible for the continued development and maintenance of CPMS;

(iii) Assist the members of the local property management team in the implementation of CPMS in all Projects;

(iv) Deliver to the Company a trademark license for the use of the Collab trademarks listed herein (the “Collab Trademarks”), which license shall include the usage guidelines for the Collab Trademarks;

(v) In compliance with applicable SEC regulations, shall implement an employee equity ownership plan (the “Plan”), pursuant to which all employees of the Company shall be eligible to participate, subject to the terms and conditions set forth in the Plan.

Section V.12 Issuance of Additional Collab Equity. In the event that after the Collab Member’s Percentage Interest exceeds fifty-one percent (51%) of the total Interests and the equity issued in the Collab IPO does not trade at Reference Price (as defined in Exhibit C) per share (as adjusted to reflect any splits, stock combination and similar transactions) at any time during the period commencing on the date of the Collab Member’s Interest in the Company exceed fifty-one percent (51%) of the total Interests issued and ending on the two-year anniversary of such date (the “Reference Period”), (i) the Collab Member shall issue to the Local Member the number of shares determined in accordance with the formula set forth in Exhibit C attached hereto; and (ii) the Local Member shall cooperate with the Collab Member to make such changes to this Agreement and the operations of the Company as are necessary to comply with all accounting and regulatory requirements the Collab Member and the Company become subject to (as determined by the Collab Member) as a result of the Collab Member’s Interest in the Company exceeding fifty-one (51%) of the total interests.

Section V.13 System Usage Fee. In the event the Company elects to utilize the CPMS, the Company shall pay the Collab Member a monthly fee of $500 per Property for CPMS usage.

Section V.14 Branding. The Company shall conduct its business using the Collab Trademarks.

ARTICLE VI

ACCOUNTING; REPORTING; TAX MATTERS

Section VI.01 Company Accounting Practices. The Members shall maintain or cause to be maintained at all times true and correct books, records, reports, and accounts in which shall be entered fully and accurately all transactions of the Company. The books and records of the Company shall be kept in accordance with generally accepted accounting principles, consistently applied, unless otherwise required under the Code or unless otherwise approved by the Members. The accountants for the Company shall be selected by the Members.

Section VI.02 Access to Records. Each Member and its duly authorized representative, attorney, or attorney-in-fact of any of them, shall have the right, upon reasonable request, to inspect and copy, during normal business hours, any and all Company records and documents relating to the Project.

Section VI.03 Income Tax Information. The Company shall provide each Member, at such Member’s cost, upon reasonable request, with such information as shall be reasonably required by such Member in order to enable it to file any of its tax returns and shall also from time to time furnish such other information available to the Company as such Member may reasonably request for the purpose of enabling it to comply with any reporting, filing, or other requirements imposed by any statute, rule, regulation, or otherwise by any governmental agency or authority or with its own internal rules, regulations, and policies generally applicable with respect to investments of this nature.

Section VI.04 Company Tax or Information Returns. The Partnership Representative (as such term is defined in Section 6.10(a) hereof) shall cause to be prepared and timely filed all tax returns required to be filed by or for the Company. The Company shall send to each Member a copy of the Company’s approved federal, state, and local income tax or information returns for the then previous taxable year at least fifteen (15) days prior to the due date therefor.

Section VI.05 Banking. The Company shall maintain one or more separate bank accounts as the Members shall determine in the name of the Company with a federally insured, reputable bank or other financial institution in which there shall be deposited funds of the Company. No other funds shall be deposited in said accounts. The funds in said accounts shall be used solely for the business of the Company, and all withdrawals therefrom are to be made only by such Members or such other persons as the Members may from time to time designate.

Section VI.06 Financial Reports. The Members shall be responsible, at the expense of the Company, for the preparation of financial reports of the Company and the coordination of financial matters of the Company with the Company’s accountants. Within thirty days (30) days after the end of each fiscal year and within fifteen (15) days after the end of each fiscal quarter, the Company, at the expense of the Company, shall cause each Member to be furnished with a copy of the balance sheet of the Company as of the last day of the applicable period, and a statement of income or loss for the Company for such period.

Section VI.07 Fiscal Year. The fiscal year of the Company shall be the calendar year, unless otherwise approved by the Members or as otherwise required pursuant to the Code and the Income Tax Regulations promulgated thereunder. As used in this Agreement, a fiscal year shall include any partial fiscal year at the beginning and end of the Company term.

Section VI.08 Election of Adjusted Basis. In the event of a transfer of all or part of the Interest of a Member, the Company shall, upon request by a Member, elect, on behalf of the Company, to adjust the basis of the Project pursuant to Section 754 of the Code, provided that no material adverse income tax consequence shall result to the Company or any Member.

Section VI.09 Income Tax Status. It is the intent of the Company and the Members that the Company shall be treated as a partnership for U.S. federal, state, and local income tax purposes. The Partnership Representative (as hereinafter defined) is hereby authorized and shall take all actions necessary to qualify the Company as a partnership for federal income tax purposes in accordance with Regulation Section 301.7701-3 (and/or comparable provisions of state and local law).

Section VI.10 Partnership Representative.

(a) Appointment; Resignation. Ding Ma shall be designated as the “partnership representative” (the “Partnership Representative”) as provided in Code Section 6223(a) (as amended by the Bipartisan Budget Act of 2015 (“BBA”)). The Partnership Representative may resign at any time if there is another Member to act as the Partnership Representative. The Partnership Representative can be removed at any time by the affirmative Vote of a majority of the other Members, and shall resign if it is no longer a Member. In the event of the resignation or removal of the Partnership Representative, a majority of the other Members shall select a replacement Partnership Representative.

(b) Tax Examinations and Audits. The Partnership Representative is authorized and required to represent the Company in connection with all examinations of the Company’s affairs by any federal, state, local, or foreign taxing authority, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. All expenses incurred in connection with any audit, investigation, settlement, or review by the IRS or any other governmental authority shall be borne by the Company.

(c) BBA Elections. To the extent permitted by applicable law and regulations, the Partnership Representative on behalf of the Company shall annually elect out of the partnership audit procedures enacted under Section 1101 of the BBA (“the BBA Procedures”) pursuant to Code Section 6221(b), as amended by the BBA. For any year in which applicable law and regulations do not permit the Company to elect out of the BBA Procedures, then within forty-five (45) days of any notice of final partnership adjustment, the Company shall elect the alternative procedure under Code Section 6226, as amended by the BBA, and furnish to the Internal Revenue Service and each Member (including former Members) during the year or years to which the notice of final partnership adjustment relates, a statement of the Member’s share of any adjustment set forth in the notice of final partnership adjustment.

ARTICLE VII

TRANSFERS

Section VII.01 Prohibited Transfers. Without the prior written consent of the other Member (which consent may be granted or withheld in such Member’s sole discretion), except as permitted pursuant to Section 7.02, no Member shall sell, hypothecate, pledge, encumber, assign, or otherwise transfer (a “Transfer”), with or without consideration, all or any portion of its Interest in the Company to any other person or entity (a “Transferee”). No Transfer of Interests to a person not already a Member of the Company shall be deemed completed until the prospective Transferee is admitted as a Member of the Company in accordance with Section 7.05 hereof.

Section VII.02 Permitted Transfers. The provisions of Section 7.01 shall not apply to any Transfer by any Member of all or any portion of its Interest to any of the following:

(a) Any affiliate of such Member; or

(b) Such Member’s: (i) spouse, parent, siblings, descendants (including adoptive relationships and stepchildren), and the spouses of each such natural persons (collectively, “Family Members”); (ii) a trust under which the distribution of Interests may be made only to such Member and/or any Family Member of such Member; (iii) a charitable remainder trust, the income from which will be paid to such Member during such Member’s life; (iv) a corporation, partnership, or limited liability company, the stockholders, partners, or members of which are only such Member and/or Family Members of such Member; or (v) by will or by the laws of intestate succession, to such Member’s executors, administrators, testamentary trustees, legatees, or beneficiaries.

Section VII.03 Prohibition on Assignments Violating Securities Laws. No Transfer of any Member’s Interest shall be made if counsel for the Company shall be of the opinion that such transfer or assignment would be in violation of any federal or state securities laws applicable to the Company.

Section VII.04 Transfers in Violation of Restrictions Void. Any Transfer in contravention of any of the provisions of this Article VII shall be void and of no force or effect and shall not bind or be recognized by the Company.

Section VII.05 Transfer of Entire Interest. For the avoidance of doubt, any Transfer of a Member’s Interest permitted by this Agreement shall be deemed a sale, transfer, assignment, or other disposal of such Member’s Interest, and shall not be deemed a sale, transfer, assignment, or other disposal of any less than all of the rights and benefits of a Member, unless otherwise explicitly agreed to by the parties to such Transfer.

Section VII.06 Substituted Members. Subject to the provisions of this Article VII, any Transferee may become a “Substituted Member” (herein so called) when all of the following conditions have been satisfied:

(a) A duly executed and acknowledged written instrument of assignment shall have been filed with the Company, which instrument shall specify the Member Interest being assigned and set forth the intention of the assignor that the Transferee succeed to the assignor’s Interest as a Substituted Member;

(b) The assignor and Transferee shall have executed such other instrument(s) as the Members may deem necessary or desirable to effect such substitution, including the written acceptance and adoption by the Transferee of the provisions of this Agreement;

(c) If required, the written consent of the Members to such substitution shall have been obtained, the granting or denial of which shall be within the sole discretion of the Members;

(d) The Transferee has complied with the requirements of Section 9.02; and

(e) The other provisions of this Article VII shall have been complied with.

ARTICLE VIII

DISSOLUTION AND LIQUIDATION

Section VIII.01 Dissolution and Winding Up. The Company shall be dissolved, and its affairs shall be wound up, upon the occurrence of any of the following events:

(a) A written consent to dissolution is signed by all of the Members.

(b) All or substantially all of the Company’s assets are sold or otherwise disposed of, and the only property of the Company consists of cash from such sale or disposition available for distribution to the Members; provided that the legal existence of the Company may be continued until the last day of its usual taxable year.

(c) A decree of judicial dissolution is entered under the Act.

Section VIII.02 Responsibility for Winding Up. Upon the dissolution of the Company, the affairs of the Company shall be wound up by the Members. If the Members wind up the Company’s affairs, they shall be entitled to reasonable compensation.

Section VIII.03 Liquidation and Distribution. Notwithstanding anything set forth in this Agreement to the contrary, the person(s) responsible for winding up the affairs of the Company pursuant to Section 8.02 shall take full account of the Company’s assets and liabilities, shall liquidate the assets of the Company as promptly as is consistent with obtaining the fair market value thereof, and shall apply and distribute the proceeds in the following order of priority (with noncash items being valued at fair market value, as reasonably determined by the persons responsible for the winding-up):

(a) First, to pay all outstanding third-party debts and liabilities of the Company (to the extent that such debts and liabilities are then due);

(b) Second, to fund a reasonable reserve for contingent liabilities of the Company (after passage of a reasonable time the balance, if any, in said reserve shall be distributed as set forth below);

(c) Third, to pay all Member loans in accordance with Section 4.01(a)(i); and

(d) Fourth, all remaining proceeds shall be distributed in accordance with Sections 4.01(a)(ii) and 4.01(a)(iii). Such distribution required by this Section 8.03(d) shall be made by the end of the fiscal year in which such dissolution occurs, or, if later, within ninety (90) days after the date of such dissolution.

It is the intention of the Members that the positive Capital Account balance of each Member immediately prior to the receipt of any liquidating distributions by such Member will be equal to the amount distributable to such Member pursuant to Section 4.01(a)(ii); in the event that a Member’s Capital Account is not equal to such amount, the allocations of profit and loss, or items thereof (including items of gross income and deductions) for the tax year of the Company ending with the liquidation shall be allocated in such a way so as to cause each Member’s Capital Account to equal the amount that such Member is entitled to receive pursuant to Section 4.01(a)(ii).

Section VIII.04 Requirements Upon Liquidation. Notwithstanding anything set forth in this Agreement to the contrary, in the event the Company is “liquidated” (or any Member’s Interest in the Company is “liquidated”) (as that term is defined in Regulation Section 1.704-1(b)(2)(ii)(g)) and any Member’s Capital Account (or, as the case may be, the Capital Account of the Member whose Interest is “liquidated”) has a deficit balance, such Member(s) shall have no obligation to restore such deficit balance or otherwise contribute to the capital of the Company.

Section VIII.05 Cancellation of Articles. Upon the completion of the winding up of the Company’s affairs, the Members conducting the winding up of the Company’s affairs shall execute and file in the office of the Secretary of State of the State of Nevada a certificate of cancellation or other such document required by the Secretary of State of the State of Nevada.

ARTICLE IX

MEMBER REPRESENTATIONS AND COVENANTS

Section IX.01 Representations, Warranties, and Acknowledgments by Members.  Each Member represents, warrants, and acknowledges, as to itself only, that:

(a) It is purchasing its Interest for its own account and not with a view to or for sale in connection with any distribution of the Interest acquired.

(b) It has been given ample opportunity to ask questions of and receive answers concerning the Company’s business and/or the Initial Project and to obtain any additional information necessary to verify the accuracy of the information provided to the Members.

(c) It acknowledges that it is purchasing its Interest in reliance solely on: (i) its inspection of the Initial Project or, if none, its independent determination not to make such an inspection; (ii) such Member’s independent verification (to the extent such Member has deemed such verification necessary) of the accuracy of any: (A) documents delivered to the Member; and (B) statements made to the Members concerning the Initial Project and the Company; and (iii) the opinions and advice concerning the Initial Project and the Company of third-party consultants and/or advisors to the extent engaged by such Member.

(d) It is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

(e) It: (i) has adequate net worth; (ii) has no need for liquidity in this investment; (iii) is able to bear the substantial economic risks of an investment in the Company for an indefinite period; and (iv) at the present time, can afford a complete loss of such investment.

(f) It acknowledges that neither the offering nor the sale of the Interests has been registered under the Securities Act, or state securities laws, in reliance upon exemptions therefrom for nonpublic offerings. It understands and agrees that the Interests must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. It further acknowledges that the Company is under no obligation to register the Interests on its behalf or to assist it in complying with any exemption from registration.

(g) It acknowledges that it may not be able to sell or dispose of its Interests as there will be no public market for them. In addition, it understands that its right to transfer the Interests will be subject to the conditions set forth in this Agreement.

(h) Neither it nor any partner, member, or stockholder of such Member is, and no legal or beneficial interest in a partner, member, or stockholder of such Member is or will be held, directly or indirectly by a person or entity that appears on a list of individuals and/or entities for which transactions are prohibited by the US Treasury Office of Foreign Assets Control or any similar list maintained by any other governmental authority, with respect to which entering into transactions with such person or entity would violate the USA PATRIOT Act or regulations or any Presidential Executive Order or any other similar applicable law, ordinance, order, rule, or regulation.

Section IX.02 Corporate Transparency Act Compliance.

(a) Capitalized terms used in this Section 9.02 have the meanings set forth below.

“Acceptable Identification Document” means, with respect to a natural person, one of the following documents validly issued to such person: (i) a nonexpired U.S. passport issued by the U.S. government; (ii) a nonexpired U.S. state, local government, or Indian tribal identification document issued for the purpose of identifying such person; (iii) a nonexpired U.S. state-issued driver’s license; or (iv) if such person does not have any of the documents listed in clauses (i) to (iii), a nonexpired passport issued to such person by a foreign government.

“CTA” means the Corporate Transparency Act (31 U.S.C. § 5336) enacted as part of the National Defense Authorization act for Fiscal Year 2021, as amended, and the rules and regulations promulgated thereunder.

“CTA Information” means, with respect to a natural person: (i) the full legal name of such Person, including any suffix; (ii) their date of birth; (iii) their complete current residential street address, including any apartment or suite number; (iv) a unique identifying number from an Acceptable Identification Document issued to such person; and (v) an image of such Acceptable Identification Document of sufficient quality that includes: (A) a legible image of such unique identifying number; and (B) a recognizable photograph of such person.

“Indirect Owner” means, with respect to any Entity Member, any natural person who from time to time, directly or indirectly, owns or controls any Ownership Interest (as defined in the CTA) in the Company through such Entity Member.

(b) Each Member shall promptly, but within not more than five (5) business days:

(i) provide to the Company/Members any information that the Company/Members reasonably requests from such Member for the Company or any entity in which the Company holds an interest to comply with the CTA, including: (A) such Member’s, or with respect to a Member that is not a natural person (an “Entity Member”), each of such Entity Member’s Indirect Owners’, true and correct CTA Information or the true and correct FinCEN Identifier (as defined in the CTA) assigned to them by the Financial Crimes Enforcement Network of the U.S. Department of the Treasury (“FinCEN”); and (B) such information or documents as may be necessary in order for the Company or any entity in which the Company holds an interest to determine whether such Member or any of such Member’s Indirect Owners or controllers are Beneficial Owners (as defined in the CTA) in the Company or any entity in which the Company holds an interest (collectively, “Beneficial Ownership Information”);

(ii) notify the Company/Members of any change or inaccuracy in or to any of such Member’s, or in the case of an Entity Member, any of such Entity Member’s Indirect Owners’, CTA Information most recently provided to the Company, including: (A) a change in such Member’s or Indirect Owner’s legal name, date of birth, or residential street address; (B) a change in the name, date of birth, address, or unique identifying number on such Member’s or Indirect Owner’s Acceptable Identification Document; or (C) in the case of an Entity Member, as may result from a change in the direct or indirect ownership or control of such Entity Member; and

(iii) notify the Company/Members of any amendment, modification, supplement, or other change (other than an immaterial change that could not reasonably be expected to affect who may be a Beneficial Owner (as defined in the CTA) of the Company or any entity in which the Company holds an interest) in or to any Beneficial Ownership Information previously provided by such Member to the Company.

ARTICLE X

MISCELLANEOUS

Section X.01 Notices. Unless specifically stated otherwise in this Agreement, all notices, waivers, and demands required under this Agreement shall be in writing and delivered to all other parties at the addresses set forth in the Preamble, by one of the following methods: (a) hand delivery, whereby delivery is deemed to have occurred at the time of delivery; (b) a nationally recognized overnight courier company, whereby delivery is deemed to have occurred the business day following deposit with the courier; (c) Registered United States Mail, signature required and postage-prepaid, whereby delivery is deemed to have occurred on the third business day following deposit with the United States Postal Service; or (d) electronic transmission (facsimile or email) provided that the transmission is completed no later than 4 p.m. PDT on a business day and the original also is sent via overnight courier or United States Mail, whereby delivery is deemed to have occurred at the end of the business day on which electronic transmission is completed. Any party shall change its address for purposes of this Section 10.01 by giving written notice as provided in this Section 10.01.

Section X.02 Complete Agreement; Amendments and Modifications; Partial Invalidity; Waivers.

(a) This Agreement may be executed in counterparts, and when executed and delivered by all parties in person, by facsimile or email pdf, shall become one (1) integrated agreement enforceable on its terms. This Agreement supersedes all prior agreements between the parties with respect to the subject hereof and all discussions, understandings, offers, and negotiations with respect thereto, whether oral or written. This Agreement shall not be amended or modified, except in a writing signed by each party hereto. All exhibits that are referenced in this Agreement or attached to it are incorporated herein and made a part hereof as if fully set forth in the body of the document.

(b) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

(c) Any waiver of any provision or of any breach of this Agreement shall be in writing and signed by the party waiving said provision or breach. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

Section X.03 Third-Party Beneficiary; Successors and Assigns.

(a) This Agreement is an agreement solely for the benefit of the Members (and their permitted successors and/or assigns). No other person, party, or entity shall have any rights hereunder nor shall any other person, party, or entity be entitled to rely upon the terms, covenants, and provisions contained herein. The provisions of this Section 10.03 shall survive the termination of this Agreement or dissolution of the Company.

(b) This Agreement and all its covenants, terms, and provisions shall be binding on and inure to the benefit of each party and its permitted successors and assigns.

Section X.04 Further Assurances. Each Member agrees to do such things, perform such acts, and make, execute, acknowledge, and deliver such documents as may be reasonably necessary and customary to carry out the intent and purposes of this Agreement, so long as any of the foregoing do not materially increase any Member’s obligations hereunder or materially decrease any Member’s rights hereunder.

Section X.05 Interpretation and Construction. The parties hereto acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. Any captions or headings used in this Agreement are for convenience only and do not define or limit the scope of this Agreement.

Section X.06 Days; Performance on a Saturday, Sunday, or Holiday. Whenever the term “day” is used in this Agreement, it shall refer to a calendar day unless otherwise specified. Should this Agreement require an act to be performed or a notice to be given on a day other than a business day, the act shall be performed or notice given on the following business day.

Section X.07 Governing Law; Jurisdiction; Attorneys’ Fees. This Agreement shall be enforced, governed, and construed in all respects in accordance with the internal laws of the State of Nevada, without giving effect to the choice of law or conflict of law rules or laws of such jurisdiction. Each Member agrees that any litigation, claim, or lawsuit directly or indirectly arising out of or related to this Agreement shall be instituted exclusively in the courts, whether federal or state, located in the State of Nevada, and nowhere else. Each Member further agrees that, notwithstanding the foregoing, any such litigation, claim, or lawsuit as to which there is federal jurisdiction, by reason of diversity, federal question, or otherwise, shall be instituted exclusively in the federal district court of Nevada. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding that is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by registered mail to the address set forth in Section 10.01 shall be effective service of process for any suit, action, or other proceeding brought in any such court.

The prevailing party in any such litigation, claim, or lawsuit shall be entitled to recover from the other party expenses, including reasonable attorneys’ fees, including expenses and fees of any appeals. Each Member shall be entitled, in addition to all other applicable remedies, to equitable relief, including temporary and permanent injunction and a decree for specific performance, in the event of any breach of the provisions hereof by any other Member.

Section X.08 Waiver of Jury Trial. EACH MEMBER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION, OR PROCEEDING BROUGHT BY THE OTHER PARTY HERETO UNDER THIS AGREEMENT OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, ANY AND EVERY RIGHT EACH MEMBER MAY HAVE TO A TRIAL BY JURY.

Section X.09 Equitable Remedies. Each Party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such Party of any such obligations, each of the other Parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section X.10 Ownership of Project; Right of Partition. The interest of each Member in the Company shall be personal property for all purposes. No Member shall have any right to partition any of the Properties or any assets of the Company and each Member hereby irrevocably waives any and all right to partition, or to maintain any action for partition, or to compel any sale with respect to its interest in any assets or properties of the Company except as expressly provided in this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

By:
Name:
Title:

COLLAB Z INC.

By:
Name:	Qiaojun Lai
Title:	CEO

Exhibit A

LIST OF MEMBERS, INITIAL PERCENTAGE INTERESTS, AND INITIAL CAPITAL CONTRIBUTIONS

MEMBERS

Name of Member	Initial Contribution/Capital Commitment	Percentage Interest

Exhibit B

SUBSCRIPTION AGREEMENT

Exhibit C

ADDITIONAL SHARE FORMULA

Number of Additional Shares =

“Reference Price” means three (3) times the price per share of the stock issued pursuant to Initial Equity Sale (as adjusted for stock splits, stock combinations and similar transactions).

“Actual Price” means the volume weighted average price per share of the Collab Member’s common stock (the “VWAP”) on the exchange on which it is listed as reported by, or based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting services selected by the Collab Member, in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session for the 30-day period ending on the last trading day of the Reference Period. The VWAP will be determined without regard to after-hours trading or any other trading outside of the primary trading session on such dates. If the VWAP cannot be calculated for shares of common stock on the foregoing basis, the VWAP of a share of common stock for the aforementioned period shall be as determined in good faith by the Board of Directors of the Collab Member.

Exhibit D

PROPERTY MANAGEMENT TEMPLATE

Exhibit E

LIST OF PROPERTIES MANAGED BY THE COMPANY

Subscription Agreement

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Collab Z. Inc.

29 Orinda Way, Unit 2060

Orinda, CA 94563

Ladies and Gentlemen:

The undersigned understands that Collab Z Inc., a corporation organized under the laws of Nevada (the “Company”), is offering an aggregate of Ten Thousand (10,000) shares of its common stock, par value $0.001 per share (the “Securities”) in a private placement. The undersigned understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the Securities for a purchase price of $2.00 per share for an aggregate purchase price of $20,000.00 (the “Purchase Price”) which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Sichenzia Ross Ference Carmel LLP. 1185 Avenue of the Americas, 31st Floor, NY, NY, 10036, at [ ] a.m. PDT on [ ], or at such other time and place as the Company may designate by notice to the undersigned.

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4. Payment for Securities. Payment for the Securities shall be made by the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount of the Purchase Price to Collab-Gemini Real Estate Management LLC as the Company’s Initial Capital Contribution (as defined in the LLC Agreement (as defined below)) on behalf of the Company pursuant to that certain Limited Liability Company Agreement by and among Gemini Stars Inc., the Company and Collab- Gemini Real Estate Management LLC, dated as of even date herewith (the “LLC Agreement”). The Company shall deliver certificates representing the Securities to the undersigned at the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company has been duly incorporated and is validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule, or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

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(b) Information Concerning the Company.

(i) The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(ii) The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided herein or otherwise by the Company or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities.

(iii) The undersigned is familiar with the business and financial condition and operations of the Company. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(iv) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(v) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect, and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(vi) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-Reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described herein shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.

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(ii) The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e) Restrictions on Transfer or Sale of Securities.

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or the securities laws of any state (“State Securities Laws”) by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the undersigned understands that the Company has no obligation or intention to register any of the Securities or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Securities in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws; (B) the Securities shall be subject to the Lock-Up Restrictions (as defined in the LLC Agreement); (C) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (D) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

(iv) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities and of the Company to sell those Securities, are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

8. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9. Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

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10. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void.

12. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

13. Submission to Jurisdiction. With respect to any suit, action, or proceeding relating to any offers, purchases, or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal and state courts located in Nevada, which submission shall be exclusive, unless none of such courts has lawful jurisdiction over such Proceedings.

14. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

15. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Collab Z, Inc.
E-mail: aileen.lai@collabhome.io
Attention: Qiaojun Lai, CEO

with a copy to:	Sichenzia Ross Ference Carmel, LLP.
E-mail: rcarmel@srfc.law
Attention: Ross Carmel, Esq.

If to the Purchaser:	Gemini Stars Inc.
E-mail: sonymartin2002@gmail.com
Attention: Ding Ma, Manager

18. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

19. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.

20. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this [     ] of [     ], 2025.

PURCHASER:.

By:
Name:
Title:	Manager

State/Country of Domicile or Formation:
Aggregate Subscription Amount: US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to ____ shares of common stock.

COLLAB Z, INC.

By
Name:	Qiaojun Lai
Title:	CEO

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